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                                                    Exhibit 23.1



                    CONSENT OF PRICEWATERHOUSE COOPERS LLP


  We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 1999 relating to the consolidated financial statements and financial statement schedules, which appears in BEC Energy's Annual Report on Form 10-K for the year ended December 31, 1998.



                        /s/ PricewaterhouseCoopers LLP
                        PRICEWATERHOUSECOOPERS LLP


August 17, 1999